UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): August 6, 2003





                                   Valero L.P.
             (Exact name of registrant as specified in its charter)





          Delaware                       1-16417                 74-2956831
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



                  One Valero Place                                 78212
                 San Antonio, Texas                             (Zip Code)
      (Address of principal executive offices)




                                 (210) 370-2000
              (Registrant's telephone number, including area code)





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Item 7.       Financial Statements and Exhibits.

       (c)    Exhibit

              Exhibit No.  Description of Exhibit
              -----------  ----------------------

              99.1 News Release dated August 6, 2003, with respect to the pricing of Valero L.P.'s 1,075,000 common units.

Item 9.    Regulation FD Disclosure.

Valero L.P. today announced the pricing of its 1,075,000 common units. The full text of the press release is set forth in Exhibit 99.1 hereto and incorporated by reference herein. The exhibit is not filed but is furnished pursuant to Regulation FD.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Valero L.P.

                                    By:    Riverwalk Logistics, L.P.
                                           its general partner

                                           By:  Valero GP, LLC
                                                its general partner


Dated:   August 6, 2003                         By: /s/ Bradley C. Barron
                                                   -----------------------------
                                                   Name: Bradley C. Barron
                                                   Title: Corporate Secretary


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